SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

MCTC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 333-146404	99-0539775 (I.R.S. Employer Identification Number)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of Principal Executive Offices and Zip Code)

(310) 986-4929

(Issuer's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	MCTC	None

Indicate by check mark whether the registrant is an emerging grow th company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Section 5.06 - Change in Shell Company Status.

As disclosed in its Annual Report on Form 10-K for the year ended August 31, 2019, the Registrant ceased being a shell company as defined in Rule 12b-2 as of August 9, 2019, when the Registrant began active business operations in the legal cannabis and hemp sectors after a change of control disclosed on Form 8-K on June 20, 2019.

As reported in the Form 10-K, after the change of control the Registrant took a number of material actions including: (i) changing its board of directors; (ii) hiring a new Principal Executive Officer; (iii) retaining consultants; (iv) entering into an office lease and a second lease for a licensed commercial research and product development facility; and, (v) approved budgets and business plans for research and development operations.

Subsequently, the Registrant produced product samples and began marketing and consumer sales initiatives to prospective customers, from which the Registrant reported revenues of $10,003 for the quarter ended November 30, 2019. Further, the Registrant to date filed a number of patents with the U.S. Patent and Trademark Office as the result of its research and development operations including:

Þ	Provisional Patent Filing - Sub-micron and micro-sized particles combining cannabinoids and d-α-tocopheryl polyethylene glycol 1000 succinate (TPGS) produced via an electrosprayed apparatus.
Þ	Provisional Patent Filing - Edible cannabinoid delivery and packaging technology enhanced with solid polymeric nanoparticles and d-α-tocopheryl polyethylene glycol 1000 (TPGS) succinate containing nanoparticles produced via an electrosprayed apparatus.
Þ	Provisional Patent Filing - Edible, 4D printed thermal, moisture or environmental induced shape-changing device for delivery of cannabinoids or other active ingredients to beverages or foods.
Þ	Provision Patent - Nanoparticles and nanofibers of cannabinoids.
Þ	Provision Patent Filing - Powdered formations of cannabinoids.
Þ	Trade Mark Application – Hemp You Can Feel™
Þ	Trade Mark Application – Gummies You Can Feel™

The Registrant files this Form 8-K notwithstanding General Instruction B.3. to Form 8-K, since it ceased being a shell company, as that term is defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), on August 9, 2019, as disclosed in the Registrant’s Form 10-K for the year ended August 31, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 16, 2020

MCTC HOLDINGS, INC.

By: /s/ Arman Tabatabaei

Arman Tabatabaei

(Principal Executive Officer)

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